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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) September 29, 2005
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                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
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             (exact name of registrant as specified in its charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

       0-22968                                           87-0363789
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Commission File Number                      IRS Employer Identification Number

          100 BUSH STREET, SUITE 600, SAN FRANCISCO, CALIFORNIA   94104
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 283-4757
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Item 4.01 (a)     AMENDMENT TO ITEM 4.01
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On November 4, 2005 IGDC by amendment to Form 8-K agrees to revised letter by
Grobstein, Horwath & Company dated November 2, 2005. We have read Item 4.01 of letter dated August 26, 2005 stating CHANGE IN REGISTRANT'S CERTIFYING ACCOUNT OF Grobstein, Horwath & Company LLP and that Indigenous Global Development Corporation agrees to revised letter.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
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         (c)      Exhibits

                  16.1.    Letter from Grobstein, Horwath & Company LLP to the
                           SEC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 29, 2005            INDIGENOUS GLOBAL DEVELOPMENT CORPORATION

                                      By: /s/ Deni Leonard
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                                          Deni Leonard, President